As filed with the Securities and Exchange Commission on March 31, 2005

                         File Nos. 33-83132 and 811-8718

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|
               Pre-Effective Amendment No.
                                           ---------
               Post-Effective Amendment No.     22
                                            ---------
                                     AND/OR

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|
               Amendment No.     23
                             ---------

                                    IPS FUNDS
                                    ---------
               (Exact Name of Registrant as Specified in Charter)

                        1225 Weisgarber Road, Suite S-380
                           Knoxville, Tennessee 37909
               (Address of Principal Executive Offices) (Zip Code)

                                 (865) 524-1676
              (Registrant's Telephone Numbers, Including Area Code)

                                 Gregory D'Amico
                        1225 Weisgarber Road, Suite S-380
                           Knoxville, Tennessee 37909
                     (Name and Address of Agent for Service)

                                   Copies to:

                             Reinaldo Pascual, Esq.
                            Kilpatrick Stockton, LLP
                        1100 Peachtree Street, Suite 2800
                             Atlanta, Georgia 30309

      As soon as practicable after this Registration Statement is declared effective. (Approximate Date of Proposed Public Offering)

      It is proposed that this filing will become effective (check appropriate box):

|_|   immediately upon filing pursuant to paragraph (b).
|X|   on March 31, 2005 pursuant to paragraph (b).
|_|   60 days after filing pursuant to paragraph (a)(1).
|_|   on ___________ pursuant to paragraph (a)(1).
|_|   75 days after filing pursuant to paragraph (a)(2).
|_|   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:
|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    IPS FUNDS
                            A FAMILY OF NO-LOAD FUNDS


                  TABLE OF CONTENTS

Summary of Principal Investment Objectives and Strategies .................   2
Principal Risks of Investing in the Funds .................................   3
Past Performance ..........................................................   4
Fees and Expenses of the Funds ............................................   6
Financial Highlights ......................................................   7
Additional Information about the Funds' Investment Objectives
   and Strategies .........................................................   9
Valuation of Shares .......................................................  11
Buying Fund Shares ........................................................  11
Redeeming Your Shares .....................................................  12
Additional Information about Purchases, Sales, and Exchanges ..............  13
Distribution of Fund Shares ...............................................  13
Distributions and Federal Taxes ...........................................  13
Management of the Fund ....................................................  14



                               IPS MILLENNIUM FUND
                              IPS NEW FRONTIER FUND



                                   PROSPECTUS
                                 March 31, 2005




                                   Managed By

                               IPS ADVISORY, INC.
                              1225 Weisgarber Road
                                   Suite S-380
                               Knoxville, TN 37909


      The IPS Funds (the "Trust") consists of three separate funds. This Prospectus includes important information about two of these funds, the IPS Millennium Fund and the IPS New Frontier Fund (each a "Fund" and collectively the "Funds") that you should know before investing. You should read the Prospectus and keep it for future reference.

                For questions about investing in the Funds or for
               Shareholder Services, call toll free: 800.249.6927
                           Applications: Non-Ira, IRA

--------------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

            Summary of Principal Investment Objectives and Strategies

                               IPS Millennium Fund

Investment Objectives

The Fund's primary investment objective is long-term capital growth. The Fund's secondary objective is dividend income. The Fund's investment objectives may be changed without shareholder approval.

Investment Strategy

The Fund uses a blended growth and income investment strategy. The Fund is a growth and income fund that invests primarily in domestic common stocks, balancing its investments between:

      o Pure growth stocks, such as technology and other high-growth companies; and

      o Stocks with significant dividend yields, such as electric and gas utilities, real estate investment trusts, and banks and industrial manufacturers.

The Fund may invest in companies of any size, small, medium or large, but will typically avoid very small companies (micro-caps) under approximately $250 million in market value. The Fund's investment decisions are largely based on identifying companies likely to benefit from, or contribute to, fundamental new directions in technology at any given time. The Fund focuses primarily on free cash flow per share as a metric of performance and valuation. Because such companies are normally more volatile than the overall stock market, dividend-paying companies in slower-growth, mature industry sectors are used to offset some of the volatility.

                              IPS New Frontier Fund

Investment Objectives

The Fund's primary objective is growth of capital. The Fund's investment objectives may be changed without shareholder approval.

Investment Strategy

The Fund uses an aggressive growth investment strategy. The Fund attempts to identify for investment primarily domestic common stocks of growth companies expected to achieve high relative performance. Management expects the largest portion of the Fund to be invested in technology, but will also consider and make investments in any sector where suitable opportunities exist. Within technology, the Fund will look first for companies with disruptive new technologies and business models. The Fund also will invest opportunistically in more traditional growth companies when management cannot find suitable investment opportunities in companies using new technology or business models.

The Fund may invest in companies of any size, small, medium or large, but will typically avoid very small companies (micro-caps) under approximately $100 million in market value. Like the Millennium Fund, the Fund's investment decisions are largely based on identifying companies likely to benefit from, or contribute to, fundamental new directions in technology at any given time. The Fund focuses on free cash flow per share as a metric of performance and valuation. Unlike the Millennium Fund, though, the New Frontier Fund is a "non-diversified" fund that may invest (although it does not always do so) in a relatively small number of stocks and does not normally invest in dividend-paying companies to control volatility. Because the Fund may invest in a limited number of stocks, and stocks in its portfolio do not typically pay dividends, the Fund's performance may be substantially affected by an increase or decrease in any one stock in its portfolio.

                    Principal Risks of Investing in the Funds

All investments carry risks, and investments in the Funds are no exception. You may lose money on your investment in either Fund. No investment strategy works all the time, and investors should expect that there will be extended periods when either or both Funds' investment philosophies and strategies will not be aligned with where the overall stock market, or particularly large segments of the market (i.e., large vs. small or growth vs. value companies), are going.

The principal risks of investing in either of the Funds are:

o Market Risk - Stock prices are volatile. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company's own unique prospects. In a recession or in a bear market, most stock mutual funds will likely lose money, day after day, week after week, month after month, until the recession or bear market is over. Since the stock market typically enters a bear market every 3-4 years, investors should understand that the Funds' value will decline from time to time.

o Interest Rate Risk - Increases in interest rates typically lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

o Business Risk - From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, some technology industry companies rely heavily on one type of technology. When this technology becomes outdated, too expensive, or is not favored in the market, companies that rely on the technology may rapidly become unprofitable. However, companies outside of the industry or those within the industry who do not rely on the technology may not be affected at all.

o Small Company Risk - Stocks of smaller companies may have more risks than those of larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

o Market Valuation Risk - Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

o Political Risk - Regulation or deregulation of particular industries can have a material impact on the value of companies within the affected industry. For example, during the past two years, the electric and gas utility sectors of the economy have been moving towards deregulation and open price competition. In this new environment, some companies will make a successful transition into, and prosper under deregulation, and other companies will mismanage the process and do poorly.

o Portfolio Turnover. The Adviser generally expects the Fund's investment strategies to result in annual Portfolio Turnover of approximately 125% or less, but each Fund has in the past and may in the future have a higher Portfolio Turnover in years when the Adviser's implementation of the Fund's investment strategy or a temporary defensive position results in frequent trading. Since each trade by the Fund costs the Fund a brokerage commission, high Portfolio Turnover may have a significant adverse impact on the Fund's performance. In addition, because sales of securities in the Fund's portfolio may result in taxable gain or loss, high Portfolio Turnover may result in significant tax consequences for shareholders.

--------------------------------------------------------------------------------
"Portfolio Turnover" is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. Higher numbers indicate a greater numnber of changes, and lower numbers indicate a smaller number of changes.
--------------------------------------------------------------------------------

Because the New Frontier Fund is a pure growth fund (it does not attempt to balance its growth stock investments with dividend-paying stocks) and it may invest in a relatively small number of stocks, the Fund is more susceptible to the above risks than the Millennium Fund. In addition, the New Frontier Fund is subject to the following additional risks:

o Non-diversified Fund Risk - In general, a non-diversified fund owns fewer stocks than other mutual funds. This means that a large loss in an individual stock causes a much larger loss in the Fund's value than it would in a fund that owns a larger number of companies.

o Technology Sector Risk - Technology related companies face risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than other sectors. The value of the New Frontier Fund's shares may be susceptible to factors affecting the technology areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities.

                                Past Performance
                               IPS Millennium Fund

The bar chart and table below provide an indication of the risks of investing in the Millennium Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 year and since inception compare to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               IPS Millennium Fund
                        (Total return per calendar year)

     [The following data represents the bar chart in the printed material.]

24.48%   21.44%  40.31%   118.80%  -23.29%  -42.30%  -27.59%  23.97%   11.89%
------   ------  ------   -------  -------  -------  -------  ------   ------
1996      1997    1998     1999     2000     2001     2002     2003     2004

              Best Quarter:             Q4 '99            +53.67%
              Worst Quarter:            Q3 '01            -32.31%

----------------------------------------------------------------------------------------------------------
Average annual total returns as of December 31, 2004             1 Year      5 Years    Since Inception(1)
----------------------------------------------------------------------------------------------------------
Returns Before Taxes                                             11.89%      (14.97)%         9.93%
Returns After Taxes on Distributions                             11.63%      (15.02)%         9.78%
Returns After Taxes on Distributions and Sale of Fund Shares      8.08%      (12.00)%         8.79%
S&P 500(2) Index                                                 10.88%       (2.32)%        12.08%
Value Line Arithmetic(3)                                         17.23%       11.83%         14.77%

--------------------
(1) The Millennium Fund commenced operations on January 3, 1995. The returns for the two indexes in this column have been calculated since the Fund's inception date.

(2) The S&P 500 is a widely recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation.

(3) The Value Line Arithmetic ("VLA") is an arithmetically averaged index of approximately 1,700 U.S. stocks of all different sizes that is more broadly based than the S&P 500. The Fund's advisor believes that an equally-weighted index like the VLA that includes large, mid and small-capitalization stocks is more appropriate as a performance proxy for its investment strategy than is a narrower, large company, capitalization-weighted index such as the S&P 500 and other similarly-calculated popular stock market indexes.

The Millennium Fund's after-tax returns as shown in the preceding table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return after Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or individual retirement account ("IRA"), this information does not apply to your investment because such accounts are only subject to taxes upon redemption.

                                Past Performance
                              IPS New Frontier Fund

The bar chart and table below provide an indication of the risks of investing in the New Frontier Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                IPS New Frontier
                        (Total return per calendar year)

     [The following data represents the bar chart in the printed material.]

187.43%   -56.28%    -51.57%    -31.64%    30.84%    16.25%
-------   -------    -------    -------    ------    ------
1999        2000       2001       2002      2003      2004

              Best Quarter:             Q4 '99            +98.24%
              Worst Quarter:            Q4 '00            -47.84%

----------------------------------------------------------------------------------------------------------
Average annual total returns as of December 31, 2004             1 Year      5 Years    Since Inception(1)
----------------------------------------------------------------------------------------------------------
Returns Before Taxes                                             16.25%      (26.12)%        (4.40)%
Returns After Taxes on Distributions                             15.97%      (26.15)%        (4.57)%
Returns After Taxes on Distributions and Sale of Fund Shares     10.93%      (19.54)%        (3.67)%
S&P 500 Index(2)                                                 10.88%       (2.32)%        12.08%
Value Line Arithmetic(3)                                         17.23%        11.83%        11.49%

--------------------
(1) The New Frontier Fund commenced operations on August 3, 1998. The returns for the two indexes in this column have been calculated since the Fund's inception date.

(2) The S&P 500 is a widely recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation.

(3) The Value Line Arithmetic ("VLA") is an arithmetically averaged index of approximately 1,700 U.S. stocks of all different sizes that is more broadly based than the S&P 500. The Fund's advisor believes that an equally-weighted index like the VLA that includes large, mid and small-capitalization stocks is more appropriate as a performance proxy for its investment strategy than is a narrower, large company, capitalization-weighted index such as the S&P 500 and other similarly-calculated popular stock market indexes.

The New Frontier Fund's after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return after Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or individual retirement account ("IRA"), this information does not apply to your investment because such accounts are only subject to taxes upon redemption.

We designed this table to help you understand the costs to shareholders in the Fund. We based the expense information on expenses from the last fiscal year for each Fund. Actual expenses may be different from those shown. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Transaction Expenses
(Fees paid directly from your investment)

                                              Millennium Fund       New Frontier Fund
                                              ---------------       -----------------
Maximum sales load on purchases.............       None                   None
Maximum sales load on reinvested dividends..       None                   None
Deferred sales load.........................       None                   None
Redemption fees(1)..........................       None                   None
Exchange fees...............................       None                   None

Annual Fund Operating Expenses
(Expenses that are deducted from assets)

                                              Millennium Fund       New Frontier Fund
                                              ---------------       -----------------
Management fees(2)..........................       1.40%                  1.40%
12b-1 expenses..............................       0.00%                  0.00%
Other expenses..............................       0.00%                  0.00%
Total Fund operating expenses(2)............       1.40%                  1.40%

(1)   The Fund's custodian charges a $15 fee per wire redemption.

(2) The Fund's total operating expenses equal the management fees paid to the Advisor because the Advisor pays all of the Fund operating expenses, except brokerage, taxes, interest and extraordinary expenses.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in either of the Funds for the periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest your dividends and distributions, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year       3 years        5 years       10 years
                        ------       -------        -------       --------
Millennium Fund          $143         $443           $766          $1,680
New Frontier Fund        $143         $443           $766          $1,680

The Funds are part of a no-load fund family, so you do not pay any sales charge or commission when you buy or sell shares. If you buy or sell shares through a broker, you may be charged a fee by the broker, but not by us. Also, neither Fund has a 12b-1 Plan. Unlike most other mutual funds, you do not pay additional fees for transfer agency, pricing, custodial, auditing or legal services. You also don't pay any additional general administrative or other operating expenses. Instead, the Advisor for each Fund pays out of its management fees all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses.

                              Financial Highlights

IPS Millennium Fund. This financial highlights table is intended to help you understand the Millennium Fund's financial performance for the last five fiscal years. The financial highlights describe the Fund's performance for the fiscal periods shown. "Total return" shows how much your investment in the Fund earned (or lost) during each period, assuming you had reinvested all dividends and capital gains distributions. The information presented below for the year ended November 30, 2003 and prior were audited by McCurdy & Associates CPA's, Inc., which merged with and into Cohen McCurdy, Ltd., who audited the information presented for the year ended November 30, 2004, and whose report along with the Fund's financial statements are included in the Fund's annual report, a copy of which is available without charge from the Fund.

                               IPS Millennium Fund
                              Financial Highlights

Selected per share data is based on a share of outstanding common stock outstanding throughout each period.

                                                         For the Years Ended November 30,

                                          2004           2003          2002           2001             2000
                                       ----------     ----------    ----------     ----------       ----------
PER SHARE DATA:
Net asset value, beginning of period   $    26.03     $    22.43    $    29.43     $    49.29       $    55.93
                                       ----------

INCOME FROM INVESTMENT OPERATIONS

Net investment income (loss)                 0.41           0.08         (0.07)         (0.10)(1)         0.04
Net realized and unrealized gain
  (loss) on investments                      2.78           3.52         (6.93)        (19.72)           (6.30)
                                       ----------     ----------    ----------     ----------       ----------

Total Income (Loss) From
  Investment Operations                      3.19           3.60         (7.00)        (19.82)           (6.26)
                                       ----------     ----------    ----------     ----------       ----------

LESS DISTRIBUTIONS:

Dividends from net investment income        (0.11)          0.00          0.00          (0.04)           (0.00)
Dividends from net realized
  gains on investments                       0.00           0.00          0.00          (0.00)           (0.38)
                                       ----------     ----------    ----------     ----------       ----------

Total dividends and distributions           (0.11)          0.00          0.00          (0.04)           (0.38)
                                       ----------     ----------    ----------     ----------       ----------

Net asset value, end of period         $    29.11     $    26.03    $    22.43     $    29.43       $    49.29
                                       ==========     ==========    ==========     ==========       ==========

Total Return                                12.28%         16.05%       (23.79)%       (40.25)%         (11.36)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (000's)      $   67,259     $   79,384    $   94,643     $  184,467       $  409,247
   Ratio of net operating expenses
     to average net assets                   1.40%          1.40%         1.34%          1.19%            1.11%
   Ratio of net investment income
     (loss) to average net assets            1.48%          0.36%        (0.27)%        (0.23)%           0.08%
   Portfolio turnover rate                  77.87%        169.37%       209.20%        115.45%           27.88%

(1) Net investment income per share is calculated using ending balances prior to consideration of permanent book and tax differences.

IPS New Frontier Fund. This financial highlights table is intended to help you understand the New Frontier Fund's financial performance for the last five fiscal years. The financial highlights describe the Fund's performance for the fiscal periods shown. "Total return" shows how much your investment in the Fund earned (or lost) during each period, assuming you had reinvested all dividends and capital gains distributions. The information presented below for the year ended November 30, 2003 and prior were audited by McCurdy & Associates CPA's, Inc., which merged with and into Cohen McCurdy, Ltd., who audited the information presented for the year ended November 30, 2004, and whose report along with the Fund's financial statements are included in the Fund's annual report, a copy of which is available without charge from the Fund.

                              IPS New Frontier Fund
                              Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                           For the Years Ended November 30,

                                           2004           2003           2002           2001             2000
                                        ----------     ----------     ----------     ----------       ----------
PER SHARE DATA:
Net asset value,  beginning of period   $     7.37     $     5.97     $     8.45     $    17.04       $    29.39

INCOME FROM INVESTMENT OPERATIONS

Net investment income (loss)                  0.14          (0.01)         (0.08)         (0.11)(1)        (0.25)(1)
Net realized and unrealized gain
  (loss) on investments                       0.95           1.41          (2.40)         (8.48)          (11.36)
                                        ----------     ----------     ----------     ----------       ----------
Total Income (Loss) From Investment
  Operations                                  1.09           1.40          (2.48)         (8.59)          (11.61)
                                        ----------     ----------     ----------     ----------       ----------
LESS DISTRIBUTIONS:
Dividends from net investment income         (0.01)          0.00           0.00          (0.00)           (0.00)
Distributions from net realized gains         0.00           0.00           0.00          (0.00)           (0.74)
                                        ----------     ----------     ----------     ----------       ----------
Total dividends and distributions            (0.01)          0.00           0.00          (0.00)           (0.74)
                                        ----------     ----------     ----------     ----------       ----------

Net asset value, end of period          $     8.45     $     7.37     $     5.97     $     8.45       $    17.04
                                        ==========     ==========     ==========     ==========       ==========

Total Return                                 14.74%         23.45%        (29.35)%       (50.41)%         (40.92)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (000's)       $    3,496     $    3,666     $    3,725     $    6,230       $   11,077
Ratio of net operating expenses to
   average net assets                         1.40%          1.40%          1.40%          1.40%            1.40%
Ratio of net investment income (loss)
   to average net assets                      1.75%         (0.04)%        (1.11)%        (1.00)%          (0.92)%
Portfolio turnover rate                     126.21%        213.83%        300.19%        187.61%           78.61%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  Additional Information about the Funds' Investment Objectives and Strategies

                               IPS Millennium Fund

Investment Objectives

The primary investment objective of the Millennium Fund is long-term growth of capital. Its secondary objective is dividend income. The Fund's investment objectives may be changed without shareholder approval.

Investment Strategy

The Fund uses a blended growth and income strategy. The Fund seeks to achieve growth using primarily U.S. stocks, and by balancing investment in pure growth stocks such as technology and other high-growth companies, with stocks that pay high dividends, such as electric and gas utilities, real estate investment trust, banks and industrial manufacturers. You can think of this as a "Barbell Strategy." On one end of the barbell are high-growth companies with no dividends, and on the other end are low-growth companies with high dividends. In between is a small amount of Fund assets invested in moderate growth, moderate dividend companies. The amounts invested in the ends of the barbell are constantly adjusted to achieve the Fund's risk-adjusted investment objectives. Pure high-growth stocks can be more volatile than the overall market. We use high dividend companies to reduce that volatility, not to generate income for shareholders. Thus, the Fund is not a pure growth fund, but pursues a blended strategy of growth and income stocks.

To choose stocks for the Fund, we try to identify companies likely to benefit from, or contribute to, fundamental new directions in technology and new business models at any given time. We determine technological directions based on our review of research materials, including but not limited to, historical treatises, scientific literature, industry, government and academic white papers, industry and sector analyses and research reports, individual company analyses and research reports, news analysts, daily and monthly financial press and other sources. We then invest in companies we believe have the best chance of benefiting from these changes to add long-term value for shareholders. In making our determinations, we attempt to identify companies with a high rate of sales and earnings growth that are creating value more rapidly than their competitors or the overall economy. We will not attempt to time the stock market, and expect to remain fully invested during all normal up and down market cycles.

In making our decisions, we typically consider a number of financial, operating and valuation ratios as an indicator of the company's comparative management effectiveness, as well as the valuation of the company's stock. Free cash flow ("FCF") generation ability, and the FCF yield on the stock price, is used as the primary determinant of value. We also view the economy and stock markets as Complex Adaptive Systems, in order to have a better understanding of how value is created. The Fund may buy companies of any size, but the Advisor normally avoids very small companies (micro-caps) under approximately $250 million in market value. The Fund will invest most of its assets in equity securities, and the remainder in money market securities.

                              IPS New Frontier Fund

Investment Objective

The New Frontier Fund's investment objective is growth of capital. The Fund's investment objective may be changed without shareholder approval.

Investment Strategy

The Fund's strategy is aggressive growth of capital using an approach designed to focus on disruptive new technologies and business models in order to achieve high relative performance. We determine technological directions based on our review of research materials, including but not limited to, historical treatises, scientific literature, industry, government and academic white papers, industry and sector analyses and research reports, individual company analyses and research reports, news analysts, daily and monthly financial press and other sources. We will then identify companies we believe have the best chance of benefiting from these changes to add long-term value for shareholders. These companies should have a high rate of sales and earnings growth, and be able to create value more rapidly than their competitors or the overall economy.

The Fund will buy stocks of primarily U.S. companies, especially in companies with disruptive new technologies and business models. It will also opportunistically pursue investment in any sector that offers high relative returns, whether temporary or long-term, whenever management cannot find suitable investment opportunities in new technologies. Free cash flow is used as the primary determinant of value in most cases.

--------------------------------------------------------------------------------
What is a non-diversified fund?

Most mutual funds elect to be "diversified" funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time. A non-diversified fund is not subject to this limitation, and so it can hold a relatively small number of securities in its portfolio. Even a non-diversified fund has to have some diversification for tax purposes, though. Under the tax code, all mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).
--------------------------------------------------------------------------------

Unlike the Millennium Fund, the New Frontier Fund is a non-diversified fund. This means we can hold larger positions in one individual company and own fewer stocks than can most mutual funds. Thus, diversification may, at times, not be as high as it is in most mutual funds, due to concentration among a smaller number of securities, each making up a larger portion of the fund's portfolio of investments

We do not attempt to time the stock market, and expect to remain fully invested during all normal times, including all normal up and down market cycles. The Fund may buy stocks of any size company, although we normally will avoid very small companies (micro-caps) under approximately $100 million in market value. The Fund will invest most of its assets in equity securities, and the remainder in money market securities.

                                   Both Funds

Temporary Defensive Positions. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual crisis, the Fund may hold up to 100% of its portfolio in money market and U.S. Government securities. When either Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Fund Holdings. A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' statement of additional information, which is available from the Funds or on the SEC's web site, www.sec.gov.

                               Valuation of Shares

The Funds' share prices are determined based upon net asset value (NAV). The Funds calculate NAV at approximately 4:00 p.m., Eastern Standard Time, each day that the New York Stock Exchange is open for trading. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV per share of each Fund is determined by dividing the total value of the applicable Fund's investments and other assets less any liabilities by its number of outstanding shares.

Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by the Trust's Board of Trustees. Securities with maturities of sixty (60) days or less are valued at amortized cost.

Assets and securities for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Trust's Board of Trustees. Under the Trust's fair value pricing policy, the Trust will "fair value" securities that are not actively traded on an exchange when the Trust cannot obtain three reliable independent quotes. The Trust may "fair value" securities with maturities of sixty (60) days or less if the Adviser notifies the Board that it believes the amortized method does not reflect the fair market value of the security due to impairment of the creditworthiness of an issuer, material changes in short-term interest rates, or other factors.

                               Buying Fund Shares

To invest, you may purchase shares directly from each Fund by sending your check in the amount of your investment, made out to the appropriate Fund, to:

                                    IPS Funds
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C-1100
                           Southeastern, PA 19398-1100

To purchase shares by overnight or express mail, please use the following street address:

                                    IPS Funds
                      c/o Citco Mutual Fund Services, Inc.
                       83 General Warren Blvd., Suite 200
                                Malvern, PA 19355

You may also invest in either Fund through any broker-dealer authorized by the Fund to accept on its behalf purchase and redemption orders, rather than investing directly. These authorized broker-dealers are also authorized to designate intermediaries to accept such orders. Since a broker-dealer may charge you fees for purchasing or redeeming shares other than those described in this Prospectus, ask your broker-dealer about his or her fees before investing.

For direct purchases, your order will be priced at the next NAV after your order is received in good order. For purchases of shares through a broker, orders are deemed to have been received by the Fund when the order is received in good order by the broker, and are executed at the next determined NAV after such receipt by the broker or the broker's authorized designee.

Your investment must meet the minimum investment requirements in the chart below. All investments must be in U.S. dollars. Third-party checks cannot be accepted. Your bank may also wire money to the custodian. Please call
800.249.6927 for wiring instructions.

Traditional IRA*:

Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

Spousal IRA:

An IRA in the name of a non-working spouse by a working spouse.

Roth IRA:

An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

Coverdell Education Savings Accounts:

An IRA with tax-free growth of assets and distributions, if used to pay qualified educational expenses. Contributions are not deductible.

--------------------------------------------------------------------------------
                                                 Minimum Investments
                                                 -------------------
                                              Initial          Additional
                                              -------          ----------

Regular Accounts                              $1,000           $100

Automatic investment
plans (regular or IRA)                        $100             $100

IRAs (Spousal, Roth,
all but Coverdell Education
Savings Accounts )                            $1,000           $100

Coverdell Education
Savings Accounts                              $500             N/A
--------------------------------------------------------------------------------

* IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

                              Redeeming Your Shares

To redeem your shares, send a letter of instruction to the transfer agent with your name, account number and the amount you wish to redeem. Mail the redemption request to:

                                    IPS Funds
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C-1100
                           Southeastern, PA 19398-1100

We will buy back (redeem), without charge, your shares at the current NAV on the day we receive a your request for redemption in good order. If you request sales proceeds via wire redemption, we will charge your account $15.

--------------------------------------------------------------------------------
A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.
--------------------------------------------------------------------------------

A signature guarantee is required for any withdrawal which is over $50,000, or which is mailed to an address or person that is not the address or person of record.

If you invested in one of the Funds through a broker-dealer authorized to accept purchase orders on the Fund's behalf, then you will need to contact the broker-dealer or its authorized designee to redeem your shares. For redemptions of shares through a broker-dealer, orders are deemed to have been received by the Fund when the order is received in good order by the broker-dealer or the broker-dealer's authorized designee, and are executed at the next determined NAV after such receipt. Since a broker-dealer may charge you fees for purchasing or redeeming shares other than those described in this Prospectus, ask your broker-dealer about his or her fees before investing.

Each of the Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders) a Fund might pay all or part of a shareholders redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).

          Additional Information about Purchases, Sales, and Exchanges

Small Accounts. Due to the high costs of maintaining small accounts, either Fund may ask that you increase your Fund balance if your account with the Fund falls below $2,000. If the account remains under $2,000 after 30 days, the Fund may close your account and send you the proceeds.

Exchanges. Each Fund permits you to exchange your Fund's shares for shares in the other Fund, without charge, if the Fund being acquired offers its shares for sale in your state. The Funds' exchange opportunities include one-time exchanges as well as automatic periodic exchanges. Exchange requests should be sent in writing to the transfer agent, signed by each registered owner (signature guarantees are necessary for any exchange of over $50,000). If the exchange request satisfies the requirements for a redemption, the exchange will be based on the NAVs of the shares involved, determined at the end of the day on which the request is received. Before requesting an exchange, you should review a current Prospectus for the new fund you will acquire to be sure you fully understand the investment objectives and portfolio of the new fund.

Systematic Withdrawals. If your account's value is more than $10,000, you may be eligible for our Systematic Withdrawal Program that allows you to withdraw a fixed amount from your account each month or calendar quarter. Each withdrawal must be $250 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the Systematic Withdrawal Program

Telephone Purchases by Securities Firms. Brokerage firms that are NASD members may telephone the transfer agent at 800.249.6927 and buy shares for investors who have investments in either Fund through the brokerage firm's account with the applicable Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Funds, the underwriter nor the transfer agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Funds and their agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the transfer agent or a Fund fails to follow these established procedures, they may be liable. Each Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing. The Funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to purchase shares of the Funds and to make exchanges among the Funds is subject to modification if we determine, in our sole opinion, that your purchases or exchanges may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a Fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

      o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

      o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect shareholders from Disruptive Trading, the Funds employ certain market timing policies and procedures (which have been approved by the Board of Trustees) as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading. The Funds cannot guarantee that the policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Neither Fund imposes a minimum holding period or any exchange or redemption fee; however, each Fund may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, each Fund considers frequent roundtrip transactions in an account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of a fund within 30 days. While there is no specific limit on roundtrip transactions, each Fund reserves the right to (i) refuse any purchase order or exchange request; or (ii) restrict or terminate purchase or exchange privileges for shareholders, particularly in cases where the Fund determines that a shareholder has engaged in more than one roundtrip transaction per Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Funds do not include exchanges made pursuant to dollar cost averaging or other similar programs, systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Funds will calculate roundtrip transactions at the shareholder level. The Funds will be unable to measure roundtrip transactions for purchases through broker-dealer or similar omnibus accounts, since omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the Funds.

Notwithstanding the foregoing, either Fund may also take action if a shareholder's trading activity (measured by roundtrip trading or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, either Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

The Funds do not have any arrangements with any person to permit frequent purchases and redemptions of fund shares.

Miscellaneous. Each Fund reserves the right to:

* refuse to accept any request to purchase shares of the Fund for any reason;
* delay the payment of proceeds related to any redemption or exchange request involving recently purchased shares for up to seven days until the check for the recently purchased shares has cleared;
* change or discontinue its exchange privileges, or temporarily suspend these privileges during unusual market conditions;
* delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request); or
* process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind").

                           Distribution of Fund Shares

Distributor. Citco-Quaker Fund Distributors, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, serves as distributor and principal underwriter to the Funds. Citco-Quaker Fund Distributors, Inc. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis.

                         Distributions and Federal Taxes

Each Fund distributes all of its net investment income and substantially all of their capital gains at least annually. Unless you instruct us otherwise, your distributions will be reinvested automatically in additional shares (or fractions thereof) of the applicable Fund.

Distributions to shareholders are taxable to most investors (unless your investment is an IRA or other tax advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or receive them in cash.

                                           ----------------------------------------------------------------------------------
                                                                       Taxability of Distributions
                                                                       ---------------------------

The table to the  right  can  provide a                               Tax rate for                  Tax rate for
guide for your  potential tax liability     Type of distribution      15% bracket                   25% bracket or above
when selling or exchanging fund shares.     --------------------      -----------                   --------------------

                                            Income dividends          Long Term Capital Gains Rate  Long Term Capital Gains
                                                                                                    Rate
"Short-term  capital  gains" applies to
fund shares sold up to 12 months  after     Short-term capital gains  Ordinary Income Rate          Ordinary Income Rate
buying   them.    "Long-term    capital
gains"  applies to shares held for more     Long-term capital gains   5%                            15%
than 12 months.
                                           ----------------------------------------------------------------------------------

An exchange of one Fund's shares for the other Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax. Because everyone's tax situation is unique, be sure to consult your tax adviser about federal, state and local tax consequences.

                             Management of the Fund

IPS Advisory, Inc., the investment adviser for each Fund, is located at 9111 Cross Park Dr., Suite E-120, Knoxville, TN 37923. IPS Advisory is a privately owned company controlled by Gregory D'Amico and Robert Loest. Under an Investment Advisory Agreement with IPS Funds, IPS Advisory makes the investment decisions on behalf of each Fund. Mr. D'Amico and Mr. Loest are co-founders of IPS Advisory and have been with the firm since it commenced operations in 1994. The total assets under management for the Advisor as of December 31, 2004 was $76,598,029.93. The Statement of Additional Information provides additional information about Mr. Loest's and Mr. D'Amico's compensation, other accounts they manage and their ownership of securities in each of the Funds.

For the Advisor's services, each Fund pays the Advisor a monthly fee based on the following schedule:

      Annualized Percentage of
      Average Daily Net Assets                Asset Level
      ------------------------                -----------
                1.40%                      0 - $100,000,000
                1.15%                  $100,000,001-$250,000,000
                0.90%                        $250,000,001+

                             Additional Information

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, dated November 31, 2004, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Also, a Statement of Additional Information about the Funds, dated March 31, 2005, has been filed with the Securities and Exchange Commission. This Statement (which is incorporated in its entirety by reference in this Prospectus) contains detailed information about the Funds.

The Funds' annual and semi-annual reports and the Funds' Statement of Additional Information are available without charge upon written request to:

                                    IPS Funds
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C-1100
                           Southeastern, PA 19398-1100

You can also review or obtain copies of these reports by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the Public Reference Room Section of the Commission, Washington, DC 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090 or by sending a message via E-mail to www.publicinfo@sec.gov.

Reports and other information about the Funds can also be viewed online on the Commission's Internet site at http://www.sec.gov.

                      IPS Funds Investment Act File Number:
                                    811-08718

INVESTMENT ADVISOR:
IPS Advisory, Inc.
1225 Weisgarber Road
Suite S-380
Knoxville, TN  37909
865.524.1676
800.232.9142

BOARD OF TRUSTEES:
Greg D'Amico, President
Robert Loest, CFA
Woodrow Henderson, J.D.
Veenita Bisaria, CFA
Bill Stegall, Jr.

CUSTODIAN:
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH  45202

TRANSFER AGENT, FUND ACCOUNTANT,
AND FUND ADMINISTRATOR:
Citco Mutual Fund Services, Inc.
P.O. Box C-1100
Southeastern, PA  19398-1100

INDEPENDENT ACCOUNTANT:
Cohen McCurdy, Ltd.
826 Westpoint Parkway, Suite 1250
Westlake, OH  44145

LEGAL COUNSEL:
Kilpatrick Stockton LLP
1100 Peachtree Street
Atlanta, GA  30309

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                    IPS FUNDS

                                 March 31, 2005


The Funds are offered through two separate prospectuses:

      o The IPS Millennium Fund, a diversified fund and the IPS New Frontier Fund, a non-diversified fund are offered through one prospectus, dated March 31, 2005, and this Statement of Additional Information.

This Statement of Additional Information incorporates by reference the Millennium Fund's and the New Frontier Fund's Annual Reports to Shareholders for the fiscal year ended November 30, 2004. Copies are available, without charge, by calling IPS Funds at the number below.

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' respective Prospectuses dated March 31, 2005. The Prospectuses may be obtained by writing to the Trust at the following address:

                                    IPS Funds
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C-1100
                           Southeastern, PA 19398-1100

                       Shareholder Services: 800.249.6927

                                TABLE OF CONTENTS

General Information and History................................................2
Investment Objectives, Strategies and Risks....................................2
Portfolio Turnover.............................................................5
Investment Restrictions........................................................5
Trustees and Officers..........................................................7
Independent Trustees...........................................................8
Control Persons and Principal Shareholders....................................11
Code of Ethics................................................................12
The Investment Advisor and Distribution of Fund Shares........................12
Distribution of Fund Shares...................................................14
Transfer Agent................................................................14
Custodian.....................................................................15
Independent Accountants.......................................................15
Fund Transactions and Brokerage...............................................15
Capital Stock and Other Securities............................................16
Purchase and Redemption of Shares.............................................17
Telephone Purchases by Securities Firms.......................................17
Exchange Privilege............................................................17
Automatic Monthly Exchange....................................................18
Systematic Withdrawals........................................................18
Rule 18f-1 Election...........................................................18
Retirement Plans..............................................................18
Net Asset Value...............................................................19
Dividends, Distributions and Taxes............................................19
Performance...................................................................20
Financial Statements..........................................................22

                         General Information and History

IPS Funds (the "Trust") was organized as an Ohio business trust on August 10, 1994, and commenced operations on January 3, 1995. The Trust is an open-end investment company that currently offers three funds, each representing a different portfolio of investments.

IPS Advisory, Inc. (the "Advisor") serves as investment advisor to the Funds. Each of the Funds is managed separately and has its own investment objectives and policies designed to meet its investment goals. Investments in any of the Funds involve risks, and there can be no assurance that any of the Funds will achieve their investment objectives.

                   Investment Objectives, Strategies and Risks

For more information about the Funds' investment objectives, strategies and risks, refer to the sections entitled "Summary of Principal Investment Objectives and Strategies," "Principal Risks of Investing in the Funds," and "Additional Information About the Funds' Investment Objectives and Strategies" in the Funds' Prospectuses.

General Investment Risks

All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund's investment programs will be successful. Investors should carefully review the descriptions of the Funds' investments and their risks described in the Prospectuses and in this Statement of Additional Information.

Lack of Diversification

From time to time, the Funds may make concentrated investments in the securities of a particular issuer, select companies in a particular industry, or select companies in a sector within a particular industry. Such a concentration of Fund investments exposes each Fund to additional risks and the greater the potential for significant share price fluctuation.

The New Frontier Fund may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries, or securities. Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in those Funds, because the value of each security will have a greater impact on the Funds' performance and the value of each Shareholder's investment. When the value of a security in a non-diversified fund falls, it has a greater impact on the fund than it would have in a diversified fund.

Equity Securities

Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Funds own, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject each Fund to potential losses. In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for equity securities, which could also result in losses for each Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investments in Small-Cap Companies

Each Fund may invest a significant portion of its assets in securities of companies with small market capitalizations. Certain small-cap companies may offer greater potential for capital appreciation than larger companies. However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies tend to be very volatile and speculative. Small-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market. For example, they may be developing or marketing new products or services for markets that are not yet established or may never become established. In addition, small companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions. In addition, small-cap companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies. Due to these and other factors, each Fund's investments in small-cap companies may suffer significant losses. Further, there is typically a smaller market for the securities of a small-cap company than for securities of a large company. Therefore, investments in small-cap companies may be less liquid and subject to significant price declines that result in losses for each Fund.

Companies with Unusual Valuations based on Many Traditional Methods

The market prices of securities of companies that are growing very quickly and/or the securities of companies that investors believe are addressing large potential markets (such as Internet-related businesses) that may not yet have been realized may reflect unreasonable valuations by traditional valuation techniques. Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income or profits, investments in their securities are accompanied by a substantial risk of loss because of the their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause each Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants' expectations regarding the potential markets, revenues, income or profitability for these types of companies.

Foreign Companies

The Funds may, from time to time, invest in securities of foreign companies either directly or through American Depository Receipts ("ADRs"). ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. Foreign investments subject the Funds to greater risks than investments in U.S. companies. Foreign companies are subject to currency risks. That is, they may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Foreign companies may also be subjected to country risks, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters. In certain foreign countries, there is also the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments.

U.S. Government Securities

Each Fund may invest in U.S. government securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

Repurchase Agreements

Each Fund may invest in repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period. Any repurchase transaction in which each Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with the Fund's Custodian, other banks with assets of $1 billion or more, and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. Investments in IPOs may have a magnified performance impact relative to other investments. The impact of IPOs on a Fund's performance will decrease as the Fund's asset size increases. Each Fund will invest no more than 5% of its assets in IPOs.

Temporary Defensive Positions

The Millennium Fund and the New Frontier Fund may, from time to time, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Fund Holdings

The Funds view information about their portfolio holdings as sensitive, and do not have any arrangements to provide such information to any third party (other than applicable service providers) prior to public dissemination through the Funds' web site, www.ipsfunds.com (the "IPS Web Site"). Each Fund regularly provides a full listing of its portfolio holdings on the IPS Web Site by posting the portfolio as of the close of business on the prior business day. These portfolio holdings lists are available for viewing by anyone through the IPS Web Site.

Therefore, the Funds' portfolio holdings information is made available in the same manner to potential investors, individual investors, institutional investors, intermediaries who sell shares of the Funds, third-parties providing services to the funds (accounting agent, print vendors etc.), rating and ranking organizations (Lipper, Morningstar, etc.), and any other interested party as described above. Exceptions to the foregoing policy will only be made where approved by the Board of Trustees or an appropriate committee thereof, and only if appropriate confidentiality agreements are in place. In determining whether to make an exception, the Funds will consider any conflicts of interest raised by the proposed exception between the interests of the Adviser or the Fund and shareholders, and will consider the best interest of shareholders with respect to any such disclosure of portfolio holdings information.

Adviser employees that are access persons under the Fund's and Advisers' Codes of Ethics have access to portfolio holdings on a regular basis. The Codes of Ethics prohibit use or dissemination of such information by such persons for unlawful purposes, including insider trading. Compliance with the Codes of Ethics is monitored regularly and reports are provided quarterly to the Board of Trustees.

Notwithstanding the foregoing, there is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                               Portfolio Turnover

"Portfolio Turnover" is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. Since each trade costs the fund brokerage commissions, high Portfolio Turnover may have a significant adverse impact on a fund's performance. In addition, because each sale of securities in a fund's portfolio may result in taxable gain or loss to shareholders, high Portfolio Turnover may result in significant tax consequences for shareholders. You should consult your tax professional regarding the potential tax impact of Portfolio Turnover in your particular circumstances.

Although the Millennium Fund's investment strategy emphasizes long-term investment that typically results in Portfolio Turnover less than 75%, the Fund may, from time to time, have higher Portfolio Turnover when the Advisor's implementation of the Fund's investment strategy or a temporary defensive position results in frequent trading. For the periods ending November 30, 2004, 2003 and 2002, the Fund's portfolio turnover rates were 77.8%, 169.37% and 209.20% respectively.

The New Frontier Fund has an investment strategy that typically results in more frequent Portfolio Turnover. For the periods ending November 30, 2004, 2003 and 2002, the Fund's portfolio turnover rates were 126.2, 213.83% and 300.19% respectively.

                             Investment Restrictions

Fundamental Investment Restrictions

The investment limitations described below have been adopted by each Fund as indicated and are fundamental, i.e., they may not be changed as to a Fund without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the applicable Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed on behalf of a Fund by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental.

The following policies have been adopted as fundamental by each Fund:

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectuses and this Statement of Additional Information.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Increases in amounts and percentages due to solely to growth in investments' asset values, and not to additional purchase activity, will not violate the policies or limitations noted above, except the borrowing policy.

Notwithstanding any of the foregoing limitations, any investment company (whether organized as a trust, association or corporation, or a personal holding company) may be merged or consolidated with or acquired by any of the Funds. Provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by the limitations noted above, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of securities to bring the total investment within the limitations noted above.

Non-Fundamental Investment Restrictions

The following policies have been adopted by each Fund as non-fundamental (see "Investment Restrictions-Fundamental Investment Restrictions" above):

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not enter into reverse repurchase agreements. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving permitted investments and techniques.

4. Short Sales. The Fund will not affect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

5. Options. The Fund will not purchase or sell put or call options.

6. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

                              Trustees and Officers

                                Board of Trustees

The Board of Trustees of the Trust supervises the operations of each Fund according to applicable state and federal law, and is responsible for the overall management of the Funds' business affairs. The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated in the "Interested Trustees & Officer" chart below.

                              Independent Trustees

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                # of
                                                                                                Portfolios
                                                  Term of                                       in Fund
                                  Position(s)     Office and                                    Complex       Other
                                  Held with the   Length of    Principal Occupation(s) During   Overseen by   Directorships
Name, Address and Age             Trust           Time Served  Past Five Years                  Trustee       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Veenita Bisaria (44),             Independent     Since        Financial Analyst, Tennessee          2        None
12416 Fort West Drive             Trustee         inception    Valley Authority
Knoxville, TN 37922                               of Funds     (1997-Present); Director of
                                                  in 1995      Business Planning at Lockheed
                                                               Martin Energy Systems (Prior
                                                               to 1997); Chartered Financial
                                                               Analyst (CFA).
-------------------------------------------------------------------------------------------------------------------------------
Woodrow Henderson (47),           Independent     Since        Director of Planned Giving for        2        None
6504 Clary Lane                   Trustee         inception    the University of Tennessee at
Knoxville, TN  37919                              of Funds     Knoxville.
                                                  in 1995
-------------------------------------------------------------------------------------------------------------------------------
Billy Wayne Stegall, Jr. (48),    Independent     Since        Account Executive, Colony Life        2        None
316 Stonewall Street              Trustee         inception    & Accident (1995-Present);
Memphis, TN 38112                                 of Funds     Teacher of history and
                                                  in 1995      economics at Austin East High
                                                               School in Knoxville, Tennessee
                                                               (Prior to 1995).
-------------------------------------------------------------------------------------------------------------------------------

                         Interested Trustees & Officers

------------------------------------------------------------------------------------------------------------------
                                                                                    # of
                                                                                    Portfolios
                                            Term of                                 in Fund
                              Position(s)   Office and     Principal Occupation(s)  Complex      Other
                              Held with     Length of      During Past Five         Overseen     Directorships
Name, Address and Age         the Trust     Time Served    Years                    by Trustee   Held by Trustee
------------------------------------------------------------------------------------------------------------------
Greg D'Amico* (41),           President,     Since         President of IPS              2       IPS Advisory,
1225 Weisgarber Road,         Chief          inception     Advisory, Inc.                        Inc.; Director
Suite S-380,                  Financial      of Funds in                                         of Young
Knoxville, TN  37909          Officer,       1995                                                Entrepreneurs'
                              Treasurer                                                          Organization
                              and Trustee                                                        (YEO);
                                                                                                 Association for
                                                                                                 Investment and
                                                                                                 Management
                                                                                                 Research
                                                                                                 (AIMR);
                                                                                                 Personal &
                                                                                                 Child Safety,
                                                                                                 LLC (PCS)
------------------------------------------------------------------------------------------------------------------
Robert Loest* (61),           Vice           Since         Chief Executive               2       IPS Advisory,
1225 Weisgarber Road,         President,     inception     Officer of IPS                        Inc.
Suite S-380,                  Secretary      of Funds in   Advisory, Inc.;
Knoxville, TN  37909          and Trustee    1995          Chartered Financial
                                                           Analyst; Ph.D. in
                                                           Biology.
------------------------------------------------------------------------------------------------------------------

* An "interested person" of the Trust, as defined in the Investment Company Act of 1940, due to his relationship with the Advisor.

                                Board Committees
       The Board has the following standing committee as described below:
--------------------------------------------------------------------------------
Audit Committee
--------------------------------------------------------------------------------
Members                 Description                                Meetings
-------                 -----------                                --------
Veenita Bisaria,        Responsible for advising the full Board    At least once
Independent Trustee     with respect to accounting, auditing and   annually.
                        financial matters affecting the Trust.
Woodrow Henderson,                                                 Last meeting
Independent Trustee                                                occurred on
                                                                   January 21,
Billy Wayne Stegall, Jr.,                                          2005.
Independent Trustee

                         Board Interest in the Fund
               The Trustees own the following amounts in the Fund:

--------------------------------------------------------------------------------------------------------
                                                                             Aggregate Dollar Range of
                                                                              Equity Securities in all
                                                                               Registered Investment
                                                                    New        Companies Overseen by
                                                  Millennium     Frontier       Trustee in Family of
                Name of Trustee                      Fund          Fund         Investment Companies
--------------------------------------------------------------------------------------------------------
Greg D'Amico, President, Chief Financial               D              B            Over $100,000
Officer, Treasurer and Trustee

Veenita Bisaria, Independent Trustee                   B              A            $10,001-$50,000

Woodrow Henderson, Independent Trustee                 C              B            $50,000-$100,000

Robert Loest, Vice President, Secretary and            D              A            Over $100,000
Trustee

Billy Wayne Stegall, Jr., Independent Trustee          C              A            $50,001-$100,000

Dollar Range of Equity Securities in the Fund:
A=$1-$10,000
B=$10,001-$50,000
C=$50,001-$100,000
D=Over $100,000

        Trustee Interest in Investment Adviser, Distributor or Affiliates

Neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediately family, own securities beneficially or of record in the Investment Adviser, the Distributors or any affiliate of the Investment Adviser or Distributors as shown by the chart below. Accordingly, neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediately family, have direct or indirect interest, the value of which exceeds $60,000, in the Investment Adviser, the Distributors or any of their affiliates.

-----------------------------------------------------------------------------------------------------------
                              Name of Owners and                       Title of      Value of    Percent of
     Name of Trustee       Relationships to Trustee     Company         Class       Securities      Class
-----------------------------------------------------------------------------------------------------------
Veenita Bisaria,                     N/A                  N/A            N/A           N/A           N/A
Independent Trustee

Woodrow Henderson,                   N/A                  N/A            N/A           N/A           N/A
Independent Trustee

Billy Wayne Stegall, Jr.,            N/A                  N/A            N/A           N/A           N/A
Independent Trustee

Compensation

Pursuant to the terms of its Management Agreements with the Trust, the Advisor pays all of the fees and expenses of the Trustees. Each Trustee who is not affiliated with the Advisor receives an annual base fee of $3,000, plus $750 for each Board meeting attended. During the fiscal year ended November 30, 2004, each Trustee not related to the Advisor received aggregate compensation of $6,750.

----------------------------------------------------------------------------------------------------------
                                                                                                 Total
                                                    Pension or                               Compensation
                                Aggregate      Retirement Benefits                            from Trust
                               Compensation     Accrued as Part of    Estimated Benefits        Paid to
 Name of Person, Position       from Fund         Fund Expenses         Upon Retirement        Trustees
----------------------------------------------------------------------------------------------------------
Greg D'Amico, Trustee                $0                $0                    $0                   $0

Veenita Bisaria,
Independent Trustee                $3,000              $0                    $0                 $3,000

Woodrow Henderson,
Independent Trustee                $3,000              $0                    $0                 $3,000

Robert Loest, Trustee                $0                $0                    $0                   $0

Billy Wayne Stegall, Jr.,
Independent Trustee                $3,000              $0                    $0                 $3,000

                   Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. As of February 28, 2004, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

                                 Millennium Fund

---------------------------------------------------------------------------------------------------------
Name and Address                             Assets             % Ownership          Type of Ownership
---------------------------------------------------------------------------------------------------------
Charles Schwab & Company, Inc.           $982,118.2860            47.13%                   Record
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.        $213,080.7070            10.23%                   Record
82 Devonshire Street
Boston, MA  02109
---------------------------------------------------------------------------------------------------------

                                New Frontier Fund

---------------------------------------------------------------------------------------------------------
Name and Address                             Assets             % Ownership          Type of Ownership
---------------------------------------------------------------------------------------------------------
National Financial Services Corp.        $33,876.8730               8.99%                 Record
82 Devonshire Street
Boston, MA  02109

Charles Schwab & Company, Inc.           $29,713.3770               7.89%                 Record
101 Montgomery St.
San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------

Management Ownership

As of February 28, 2005, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Millennium Fund and/or the New Frontier Fund.

                                 Code of Ethics

The Funds and the Advisor have adopted a code of ethics that applies to their respective officers, directors and employees. Personnel subject to the code of ethics may invest in securities, including those held by the Fund, subject to insider trading and other restrictions in the code.

             The Investment Advisor and Distribution of Fund Shares

Investment Advisor. IPS Advisory, Inc. (the "Advisor"), 1225 Weisgarber Road, Suite S-380, Knoxville, TN 37909, serves as the investment advisor for each Fund pursuant to separate agreements (collectively, the "Management Agreements"). Greg D'Amico and Robert Loest are control persons of the Advisor, and may be deemed to be affiliates of the Advisor due to their ownership of its shares and their positions as directors and officers of the Advisor. Mr. D'Amico and Mr. Loest each own 50% of the Advisor. Because of such affiliation, they may receive benefits from the management fees paid to the Advisor. Pursuant to the Management Agreements with each Fund, the Advisor manages the Funds' business affairs, and furnishes advice and recommendations to each Fund regarding securities to be purchased and sold by the Fund.

The Advisor is staffed by experienced investment professionals with extensive experience in company analysis, and who have been officers of IPS since 1986. Analysis is performed in-house for all core portfolio companies, using a variety of proprietary, fundamental analytical methods.

Under the terms of each respective Management Agreement, the Advisor manages the investments of the Funds, subject to approval of the Board of Trustees of the Trust, and pays all of the expenses of the Funds except brokerage, taxes, interest and extraordinary expenses.

      When approving the investment advisory arrangements, the Trustees, including the Independent Trustees, considered a number of factors, including:
(1) the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by the Investment Adviser;
(2) the rate of the investment advisory fees payable to the Investment Adviser and a comparison of the fees paid by comparable funds; (3) the compensation (in addition to the investment advisory fees) and other benefits received by the Investment Adviser and its affiliates; (4) the Investment Adviser's costs in providing the services; (5) economies of scale realized by the Investment Adviser; (6) possible alternatives to the investment advisory arrangement with the Investment Adviser; (7) the operating expenses of the Fund; and (8) the policies and practices of the Investment Adviser with respect to portfolio transactions for the Fund.

Millennium Fund. As compensation for its management services and agreement to pay the Funds' expenses pursuant to its Management Agreement, the Millennium Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets up to and including $100,000,000, 1.15% of such assets from $100,000,001 up to and including $250,000,000, and .90% of such assets in excess of $250,000,001.

For the years ended November 30, 2004, 2003 and 2002, the Millennium Fund incurred fees of $1,015,371, $1,128,841 and $1,814,721, respectively, to the Advisor.

New Frontier Fund. As compensation for its management services and agreement to pay the Funds' expenses pursuant to its Management Agreement, the New Frontier Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets up to and including $100,000,000, 1.15% of such assets from $100,000,001 up to and including $250,000,000, and .90% of such assets in excess of $250,000,001.

For the years ended November 30, 2004, 2003 and 2002, the New Frontier Fund incurred fees of $49,400, $48,373 and $67,605, respectively, to the Advisor.

The Advisor retains the rights to use the names "IPS", "Millennium" and "New Frontier" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Fund's right to use the names "IPS", "Millennium" and "New Frontier" automatically ceases thirty days after termination of the applicable Management Agreement(s) and may be withdrawn by the Advisor on thirty days' written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Funds may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Additional Information about the Portfolio Managers. Mr. Loest, CEO and Senior Portfolio Manager of IPS Advisory, and Mr. D'Amico, President of IPS Advisory, are primarily responsible for the day-to-day portfolio management of the Funds.

Other Accounts Managed. Mr. D'Amico does not manage any other accounts for IPS Advisory. Mr. Loest does not manage any other registered investment companies or any other pooled investment vehicles for IPS Advisory, but he does manage separately managed accounts (approximately 40 accounts as of January 31, 2005). IPS Advisory does not receive performance-based fees with respect to any of these accounts.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each an "Account"):

      o In general, Accounts managed by IPS Advisory focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time. Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as Mr. Loest and Mr. D'Amico must allocate time and investment ideas across these different Accounts. The management of multiple Accounts may also give rise to potential conflicts of interest as Mr. Loest and Mr. D'Amico will devote unequal time and attention to the management of different Accounts, either due to the differences among the Accounts listed above, or due to particular concerns or issues that may arise from time to time with one or more Accounts.

      o Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities. These conditions may give rise to potential conflicts of interest to the extent Mr. Loest and Mr. D'Amico direct transactions for one Account that may adversely impact the value of securities held by another Account. Securities selected for Accounts other than the Funds may outperform the securities selected for the Funds from time to time.

      o With respect to securities transactions for the Funds, IPS Advisory determines or will determine (as applicable) the broker that executes or will execute each order, which determinations shall be made consistent with the duty to seek best execution of the transaction. IPS Advisory has adopted a policy that permits the aggregation of trades (each a "bunched trade") in the same security for the same Accounts on the same day. In a bunched trade, each Account receives the same price, but different commission rates may apply to different Accounts owing either to the size of an Account's position, the minimum ticket charges applied by the broker, or both.

      o Although Mr. Loest and Mr. D'Amico generally do not trade securities in their personal accounts, IPS Advisory and the Funds have adopted code of ethics that, among other things, permits personal trading by employees (including IPS Advisory portfolio managers) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

      o In general, IPS Advisory does not invest Accounts in private placements, IPOs or similar limited investment opportunities. However, to the extent that Mr. Loest or Mr. D'Amico recommends a limited investment opportunity for multiple Accounts, IPS Advisory has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by IPS Advisory; provided, however, that IPS Advisory may determine a minimum amount that accounts must be able to purchase to participate.

      Compensation. Each of Mr. D'Amico and Mr. Loest is paid a base salary, and is eligible to participate in IPS Advisory's retirement plan arrangements. Each is also a co-founder and 50% owner of IPS Advisory, and is entitled to profits related to his share of ownership. Since profits are expected to increase as assets increase, each of Mr. D'Amico and Mr. Loest is expected to receive increased profits as a shareholder as Account assets (including, without limitation, the assets of the Funds) increase.

      Ownership of Securities. The dollar value of the shares of the Millennium Fund beneficially owned by Mr. Loest is between $100,000 and $500,000. The dollar value of the shares of New Frontier Fund beneficially owned by Mr. Loest is between $1 and $10,000. The dollar value of the shares of the Millennium Fund beneficially owned by Mr. D'Amico is between $50,001 and $100,000. The dollar value of the shares of New Frontier Fund beneficially owned by Mr. D'Amico is between $50,000 and $100,001.

                           Distribution of Fund Shares

Citco Mutual Fund Distributors, Inc. (the "Distributor"), a Delaware corporation, is the distributor for the shares of the Funds pursuant to a Distribution Agreement (the "Agreement"), among the Trust, Advisor and Distributor dated September 30, 2002. The Distributor is a registered broker-dealer and member of National Association of Securities Dealers, Inc. The Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will uses its best efforts to distribute the Funds' shares. The Funds offer their shares to the public on a continuous basis. For information on the purchase and redemption of Fund shares, see "Purchase and Redemption of Shares" below.

      Compensation paid to the Distributors during the fiscal year ended November 30, 2004 is set forth below:

---------------------------------------------------------------------------------------------------------------------------
                                 Net Underwriting        Compensation on
                                  Discounts and          Redemption and
Name of Principal Underwriter      Commissions             Repurchases         Brokerage Commissions     Other Compensation
---------------------------------------------------------------------------------------------------------------------------
Citco Mutual Fund
Distributors, Inc.                      $0                     $0                       $0                     $12,000
---------------------------------------------------------------------------------------------------------------------------

                                 Transfer Agent

Citco Mutual Fund Services, Inc., P.O. Box C-1100, Southeastern, PA 19398-1100, is the Transfer Agent for each Fund. The Transfer Agent performs shareholder service functions such as maintaining the records of each shareholder's account, answering shareholders' inquiries concerning their accounts, processing purchase and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other accounting and shareholder service functions. The Distributor is a wholly-owned subsidiary or Citco Mutual Fund Services, Inc.

                                    Custodian

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the Custodian of each Fund's investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

                             Independent Accountants

The independent accounting firm for each Fund is Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145. Cohen McCurdy, Ltd. performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

                         Fund Transactions and Brokerage

Subject to policies established by the Board of Trustees of the Trust on behalf of each Fund, the Advisor is responsible for the Millennium and New Frontier Funds' investment decisions and for placing trades for all the Funds.

In placing portfolio transactions, the Advisor seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to each Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to each Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by principals of the Advisor in servicing all of their accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to principals of the Advisor in connection with the Advisor's services to each Fund. Although research services and other information are useful to each Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to each Fund under each respective Management Agreement. While the Funds do not deem it practicable and in their respective best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

No Fund has an obligation to deal with any broker or dealer in the execution of its transactions.

Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Funds may place over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Advisor's obligation to obtain best qualitative execution. Under the Investment Company Act of 1940, persons who may be deemed to be affiliated with the Advisor are prohibited from dealing with each Fund as a principal in the purchase and sale of securities.

To the extent that each Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the applicable Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the applicable Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated on a random selection basis.

Under the Funds previously terminated agreements with their former underwriter, Securities Services Network, Inc. ("SSN"), 10207 Technology Drive, Suite 1, Knoxville, TN 37932 , the Funds were permitted under such agreements to use SSN for brokerage if such transactions would not be unfair or unreasonable to the respective Fund's shareholders, and the commissions were paid solely for the execution of trades and not for any other services. In determining the commissions to be paid to SSN, it was the policy of each Fund that such commissions would, in the judgment of the Fund's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability, and (b) at least as favorable to the Fund as commissions contemporaneously charged by SSN on comparable transactions for its most favored unaffiliated customers, except for customers of SSN considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time reviewed, among other things, information relating to the commissions charged by SSN to each Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers. Neither former underwriting agreement provided for a reduction of the Advisor's fee by the amount of any profits earned by SSN from brokerage commissions generated from portfolio transactions of the Fund.

For the fiscal years ended November 30, 2001, 2002 and 2003, the Millennium Fund paid aggregate brokerage commissions of $583,342, $758,926 and $436,755 respectively. Of these commissions, there were no commissions paid to SSN by the Millennium Fund for the fiscal year ended November 30, 2004.

For the fiscal years ended November 30, 2001, 2002 and 2003, the New Frontier Fund paid brokerage commissions of $21,959, $43,538 and $29,490 respectively. There were no commissions paid to SSN for the fiscal year ended November 30, 2004 for the New Frontier Fund.

                       Capital Stock and Other Securities

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

If at least ten shareholders (the "Petitioning Shareholders") wish to obtain signatures to request a meeting for the purpose of voting upon removal of any Trustee of the Trust, they may make a written application to the Trust requesting to communicate with other shareholders. The Petitioning Shareholders must hold in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, and each Petitioning Shareholder must have been a shareholder for at least six months prior to the date of the application. The application must be accompanied by the form of communication that the shareholders wish to transmit. Within five business days after receipt of the application, the Trust will (a) provide the Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Trust; or (b) inform the Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and undertake such mailing promptly after tender by the Petitioning Shareholders to the Trust of the material to be mailed and the reasonable expenses of such mailing. The Trustees will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

Upon sixty days prior written notice to shareholders, the Funds may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable.

                        Purchase and Redemption of Shares

Reference is made to "Buying Fund Shares", "Redeeming Fund Shares" and "Additional Information about Purchases, Sales, and Exchanges" in the Prospectuses for more information concerning how to purchase and redeem shares.

For purposes of the purchase and redemption of shares as provided in the Funds' Prospectus, "good order" means that the purchase or redemption order, as applicable, includes the following:

1.    The account number (if applicable) and the particular Fund's name.
2.    The amount of the transaction (specified in dollars or shares).
3.    Signatures of all owners exactly as they are registered on the account.
4.    Any required signature guarantees (if applicable).
5. Other supporting legal documents that might be required, in cases of estates, corporations, trusts, and certain other accounts.

                     Telephone Purchases by Securities Firms

Brokerage firms that are NASD members may telephone the Transfer Agent at
800.249.6927 and buy shares for investors who have investments in the Millennium Fund or the New Frontier Fund through the brokerage firm's account with the applicable Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Funds, the Underwriter nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Funds and their agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or a Fund fails to follow these established procedures, they may be liable. Each Fund may modify or terminate these telephone privileges at any time.

                               Exchange Privilege

Investors in the Millennium Fund and the New Frontier Fund may exchange their shares for shares of the other Fund. There is no charge for such exchanges. This offer is only good for residents of states in which the shares of the Fund being acquired are registered for sale. Before making an exchange, investors should review a current Prospectus for information on the new fund they are switching to. Don't switch unless you fully understand the differences in the investment objectives and portfolios of the Funds.

You may send an exchange request in writing to the Transfer Agent, signed by each registered owner exactly as the shares are registered. You must get a signature guarantee for any exchange of over $50,000. You can do this at any bank or financial institution. The signature guarantee is used to protect shareholders from the possibility of a fraudulent request. An exchange order must satisfy the requirements for a redemption. (See "Redemption of Shares"). If the exchange request is in proper order, the exchange will be based on the NAVs of the shares involved, determined at the end of the day on which the request is received. Whenever you exchange shares of one Fund for shares of another Fund, the exchange is treated for federal income tax purposes as a sale (unless your account is tax-exempt). Therefore, you will probably have a taxable gain or loss. The Funds may, upon 60 days' notice to shareholders, impose reasonable fees and restrictions on exchange among funds, and modify or terminate the exchange privilege. Except for those limited instances where redemptions of the fund being exchanged are suspended under Section 22(e) of the 1940 Act, or where sales of shares of the Fund you are buying into are temporarily stopped, we will notify you at least 60 days in advance of all such modifications or termination of the exchange privilege.

                           Automatic Monthly Exchange

Shareholders of the Millennium and New Frontier Funds may automatically exchange a fixed dollar amount of their shares for shares of the other Fund on a monthly basis. The minimum monthly exchange is $100. This automatic exchange program may be changed by the shareholder at any time by writing the Transfer Agent at least two weeks before the date the change is to be made. You can get more information about this service from the Transfer Agent.

Shares may also be sold through a broker authorized by your Fund to redeem its shares. Such brokers may charge a reasonable fee for their services. Requests for redemption by telephone will not be accepted.

Each registered owner must sign the written redemption request exactly as the shares are registered. You must obtain a signature guarantee for any withdrawal over $50,000, or that is mailed to an address or person different than the address or person on your account statement. You can get a signature guarantee from any bank or financial institution. The signature guarantee is to protect you from fraudulent redemption of your shares.

                             Systematic Withdrawals

You can set up a systematic withdrawal program if your account is worth $10,000 or more. This allows investors to withdraw a fixed sum each month or calendar quarter. The minimum payment to you under the program is $250. Either you or the Fund may terminate the program at any time without charge or penalty. Termination will become effective five business days after receipt of your instructions. Withdrawals under the Systematic Withdrawal Program involve a sale of shares, and may result in a taxable gain or loss. If you withdraw more than the dividends credited to your account, it ultimately may be depleted.

                               Rule 18f-1 Election

Each Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                                Retirement Plans

Each Fund offers several tax qualified retirement plans for individuals and employers. The following plans are available: Traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension Plans, 403(b) plans, and 401(K) corporate profit-sharing retirement plans. Contributions to these plans are tax-deductible and earnings are tax-exempt until distributed. Roth IRAs and Coverdell Education Savings Accounts are also available. You should not begin a retirement plan before talking with your financial or tax advisor. To receive all the necessary information on fees, plan agreements and applications, contact the Advisor at 1225 Weisgarber Road, Suite S-380, Knoxville, TN 37909 or call 800.249.6927.

                                 Net Asset Value

The Funds' share prices are determined based upon net asset value (NAV). The Funds calculate NAV at approximately 4:00 p.m., Eastern time, each day that the New York Stock Exchange is open for trading. The NAV per share of each Fund is determined by dividing the total value of the applicable Fund's investments and other assets less any liabilities by its number of outstanding shares. See "Valuation of Shares" in the Prospectus.

The net asset value is determined at the close of the New York Stock Exchange each day that the exchange is open. The Exchange is closed on weekends and on New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas each year. Securities traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System are valued at the last sale price or the last bid price if there is no sale. Securities or other assets for which quotations are not readily available are valued at fair values determined in good faith in accordance with procedures approved by the Board of Trustees. See "Valuation of Shares" in the Prospectus.

                       Dividends, Distributions and Taxes

The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisers regarding specific questions as to federal, state and local income taxes.

Each Fund is treated as a separate entity for federal income tax purposes and each Fund intends to elect to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund that so qualifies will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders.

To qualify for special tax treatment afforded investment companies under Subchapter M, each Fund is required, at the end of each quarter of the taxable year, to have (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

Dividends paid by each Fund from its ordinary income, and distributions of each Fund's net realized short-term capital gains, are taxable to non-tax-exempt investors as ordinary income. Ordinary income dividends may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

Distributions made from each Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time the shareholder has owned such shares. Each Fund will supply information to its shareholders to determine the appropriate tax-rate group of its long-term capital gain distributions.

Upon redemption of shares of each Fund held by a non-tax-exempt investor, such investor, generally, will realize a capital gain or loss equal to the difference between the redemption price received by the investor and the adjusted basis of the shares redeemed. If the redemption is in-kind, capital gain or loss will be measured by the difference between the fair market value of securities received and the adjusted basis of the shares redeemed. Such capital gain or loss, generally, will constitute a short-term capital gain or loss if the redeemed shares were held for twelve months or less, and long-term capital gain or loss if the redeemed Fund shares were held for more than twelve months. If, however, shares of each Fund were redeemed within six months of their purchase by an investor, and if a capital gain dividend was paid with respect to the applicable Fund's shares while they were held by the investor, then any loss realized by the investor will be treated as long-term capital loss to the extent of the capital gain dividend.

Under certain provisions of the Code, some shareholders may be subject to 28% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the applicable Fund or who, to such Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he is not otherwise subject to back-up withholding.

Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term capital gains paid to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years. Each Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax. If each Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a date in those months, then such dividend or distribution will be treated for tax purposes as being paid on December 31 and will be taxable to shareholders as if received on December 31.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and these Treasury regulations are subject to change by legislative or administrative action.

Dividends and capital gains distributions may also be subject to state and local taxes.

The federal income tax consequences set forth above do not address any particular tax considerations a shareholder of each Fund might have. Shareholders are urged to consult their tax advisers as to the particular tax consequences of the acquisition, ownership and disposition of shares of each Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in each Fund.

                                   Performance

Average Annual Total Return

The average annual total return for each Fund that will be reported by the Trust will be calculated according to the following formula:

                         P is a hypothetical initial payment of $1,000
            n            T = average annual total return
      P(1+T) = ERV       n = number of years
                         ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof)

All total return figures reflect the deduction of a proportional share of the Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested in the Fund when paid. From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of each Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the applicable Fund or considered to be representative of the stock market in general or the fixed income securities market in general. The Funds may use the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Value Line Composite Average, and the NASDAQ Composite Index, as well as other appropriate indexes.

In addition, the performance of each Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used.

After-Tax Total Return

A Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. A Fund's total return after taxes on distributions shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Average Annual Total Returns (after taxes on distributions)

The average annual total return (after taxes on distributions) of each class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                         P = a hypothetical initial investment of $1,000
                         T = average annual total return (after taxes on
            n            distributions)
      P(1+T) = ATV       n = number of years
                  D      ATV  = ending value of a hypothetical $1,000
                            D
                         investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions

Average Annual Total Return (after taxes on distributions and redemptions)
The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                         P = a hypothetical initial investment of $1,000
                         T = average annual total return (after taxes on
            n            distributions)
      P(1+T) = ATV       n = number of years
                  DR     ATV   = ending value of a hypothetical $1,000
                            DR
                         investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions

                              Financial Statements

The audited financial statements of the Millennium Fund and the New Frontier Fund are incorporated by reference from the Millennium Fund's and the New Frontier Fund's Annual Reports to Shareholders for the fiscal year ended November 30, 2004.

                                    IPS Funds

                                     PART C

                                OTHER INFORMATION

ITEM 23.    EXHIBITS

(a)   Declaration of Trust.

      (i) Copy of Registrant's Declaration of Trust, which was filed as an exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

      (ii) Copy of Amendment No. 1 to Registrant's Declaration of Trust, which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

      (iii) Copy of Amendment No. 2 to Registrant's Declaration of Trust, which was filed as an exhibit to Registrant's Post-Effective Amendment No. 10, is hereby incorporated by reference.

      (iv) Copy of Amendment No. 3 to Registrant's Declaration of Trust, is hereby incorporated by reference.

      (v) Copy of Amendment No. 4 to Registrant's Declaration of Trust, which was filed as an exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

(b) Copy of Registrant's By-Laws, as amended, which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(c)   Instruments Defining Rights of Security Holders - None.

(d)   Investment Advisory Contracts.

      (i) Copy of Registrant's Management Agreement with its Advisor, IPS Advisory, Inc. regarding the IPS Millennium Fund which was filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.


      (ii) Form of Registrant's Management Agreement with IPS Advisory, Inc. regarding the IPS New Frontier Fund which was filed as an exhibit to Registrant's Post Effective Amendment No. 7, is hereby incorporated by reference.

(e) Copy of Registrant's Agreement with the Distributor, Citco-Quaker Fund Distributors, Inc., which was filed as an exhibit to Registrant's Post Effective Amendment No. 19, is hereby incorporated by reference.

(f) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

(g) Copy of Registrant's Agreement with the Custodian, U.S. Bancorp Fund Services, LLC (formerly known as Firstar Mutual Fund Services, LLC) which was filed as an exhibit to Registrant's Post-Effective Amendment No. 15, is hereby incorporated by reference.

(h)   Other Material Contracts.

      (i) Fund Administration Agreement by and between IPS Advisory, Inc. and U.S. Bancorp Fund Services, LLC (formerly known as Firstar Mutual Fund Services, LLC), which was filed as an exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

      (ii) Transfer Agency Agreement by and between IPS Advisory, Inc. and U.S. Bancorp Fund Services, LLC (formerly known as Firstar Mutual Fund Services, LLC), which was filed as an exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

      (iii) Fund Accounting Agreement by and between IPS Advisory, Inc. and U.S. Bancorp Fund Services, LLC (formerly known as Firstar Mutual Fund Services, LLC) , which was filed as an exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

      (iv) Mutual Fund Servicing Agreement by and between Registrant, IPS Advisory, Inc. and Citco Mutual Fund Services, Inc., which was filed as an exhibit to Registrant's Post Effective Amendment No. 19, is hereby incorporated by reference.

(i) Opinion and Consent of Kilpatrick Stockton LLP which was filed with Registrant's Rule 24f-2 Notice for the fiscal year ended November 30, 1997, is hereby incorporated by reference.

(j)   Consent of Auditors.

      (i)   Consent of Independent Public Accountants - Cohen McCurdy, Ltd.

      (ii) Consent of Independent Public Accountants - McCurdy & Associates CPA's, Inc.


(k)   Financial Statements Omitted from Item 22 - None.

(l) Letters of Initial Stockholders, which were filed as an exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(m)   12b-1 Distribution Expense Plan - None.

(n)   18f-3 Multiple Class Plan - None.

(o)   Reserved.

(p) Code of Ethics for the Registrant and the Advisor, which was filed as an exhibit to Registrant's Post-Effective Amendment No. 15, is hereby incorporated by reference.

-------------------------
(1)   To be filed by Post-Effective Amendment.


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 25.    INDEMNIFICATION

(a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

      SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

      SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

      SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

      The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and its Advisor, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such; indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

A. IPS Advisory, Inc. (the "Advisor") is a registered investment advisor. It has engaged in no other business during the past two fiscal years.

B. The following list sets forth the business and other connections of the Directors and officers of the Advisor during the past two years.

      (1)   Gregory D'Amico

            (a) President and a Director of IPS Advisory, Inc., 1225 Weisgarber Road, Suite S-380, Knoxville, Tennessee 37909.

            (b) President, Chief Financial Officer, Treasurer and a Trustee of IPS Funds, 1225 Weisgarber Road, Suite S-380, Knoxville, Tennessee 37909.

            (c) Formerly a registered representative of Securities Service Network, Inc., 10207 Technology Drive, Suite 1, Knoxville, Tennessee 37932.

      (2)   Robert Loest

            (a) Chief Executive Officer and a Director of IPS Advisory, Inc., 1225 Weisgarber Road, Suite S-380, Knoxville, Tennessee 37909.

            (b) Vice President, Secretary and a Trustee of IPS Funds, 1225 Weisgarber Road, Suite S-380, Knoxville, Tennessee 37909.

            (c) Formerly a registered representative of Securities Service Network, Inc., 10207 Technology Drive, Suite 1, Knoxville, Tennessee 37932.

ITEM 27.    PRINCIPAL UNDERWRITER.

      (a) Citco-Quaker Fund Distributors, Inc., 83 General Warren Blvd., Suite 200, Malvern, PA 19355, the Distributor for shares of the Registrant, will also act as Distributor for the following other investment companies:

            The Quaker Investment Trust              The HomeState Group
                Henssler Funds, Inc.              The NOAH Investment Group
             The Penn Street Funds, Inc

      (b) To the best of Registrant's knowledge, the directors and executive officers of Citco-Quaker Fund Distributors, Inc. are as follows:

                                                               Positions and
Name and Principal    Position and Offices with Quasar         Offices with
Business Address      Distributors, LLC                        Registrant
--------------------------------------------------------------------------------
John A. Lukan         President, Chief Compliance Officer      None

John A. Lukan         Director, Treasurer                      None

Paul Giorgio          Chief Financial Officer                  None

The address of each of the foregoing is 83 General Warren Blvd., Suite 200, Malvern, PA 19355.

      (c) The following table sets forth the commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by the principal underwriter who is not an affiliated person of the Fund.

                                         (2)                 (3)
                                  Net Underwriting     Compensation on         (4)              (5)
             (1)                    Discounts and       Redemption and      Brokerage          Other
Name of Principal Underwriter        Commission          Repurchases       Commissions     Compensation
-------------------------------------------------------------------------------------------------------
Citco-Quaker Fund                       None                None               None            $2,000
Distributors, Inc.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained according to the following table:

Records Relating to:                         Are located at:
-------------------                          ---------------

Registrant's administrative, accounting,     Citco Mutual Fund Services, Inc.
and transfer agency services                 83 General Warren Blvd., Suite 200
                                             Malvern, PA  19355

Registrant's Investment Advisor              IPS Advisory, Inc.
                                             1225 Weisgarber Road, Suite S-380
                                             Knoxville, TN  37909

Registrant's Custodian                       U.S. Bank, N.A.
                                             425 Walnut Street
                                             Cincinnati, OH  54202

ITEM 29.    MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

None.

ITEM 30.    UNDERTAKINGS

(a)   Not Applicable.

(b) The Registrant hereby undertakes to furnish each person to whom a Prospectuses is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(c) The Registrant hereby undertakes that, within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon such removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

      (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or

      (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

      The Registrant also undertakes to promptly call a meeting for the purpose of voting upon the question of the removal of any Trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Trust.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on the 31st day of March, 2005.

                                        IPS FUNDS


                                        /s/ Robert Loest
                                        --------------------------------
                                        By: Robert Loest,
                                            Vice President, Secretary and
                                            Trustee

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Dated as of the 31st day of March, 2005.


/s/ Gregory D'Amico
----------------------------------------------------
Gregory D'Amico, President, Chief Financial Officer,
Treasurer and Trustee

/s/ Robert Loest*
----------------------------------------------------
Robert Loest, Trustee

/s/ Woodrow Henderson*
----------------------------------------------------
Woodrow Henderson, Trustee

/s/ Veenita Bisaria*
----------------------------------------------------
Veenita Bisaria, Trustee

/s/ Billy Wayne Stegall*
----------------------------------------------------
Billy Wayne Stegall, Jr.


*By:  /s/ Robert Loest
      ----------------------------------------------------------
      Robert Loest, Attorney-in-Fact
      Pursuant to the Power of Attorney dated March 29, 1997 as
      filed with Post-Effective Amendment No. 16 on March 29, 1997.

                                  EXIBIT INDEX

Exhibit                                                              Exhibit No.
-------                                                              -----------

Consent of Independent Public Accountants - Cohen McCurdy, Ltd.      Ex-23J(i)

Consent of Independent Public Accountants - McCurdy & Associates
      CPA's, Inc.                                                    Ex-23J(ii)